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                                                                     EXHIBIT 3.1

                              CERTIFICATE OF TRUST
                      Office of the Secretary of the State
     30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/Rev. 10/1/97


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                            Space for Office Use Only



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1.   NAME OF STATUTORY TRUST:
                        Texas Capital Bancshares Statutory Trust I

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2.   ADDRESS OF THE STATUTORY TRUST'S PRINCIPAL OFFICE:
c/o State Street Bank and Trust Company of Connecticut, National Association 225 Asylum Street, Goodwin Square
Hartford, Connecticut  06103
Attn:  Corporate Trust Department
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3.   APPOINTMENT OF STATUTORY AGENT

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          Name of Agent                              Business Address
       EARL W. DENNISON, JR.
      -----------------------            State Street Bank and Trust Company of
                                           Connecticut, National Association
                                           225 Asylum Street, Goodwin Square
                                              Hartford, Connecticut 06103


                                                   Residence Address


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                            Acceptance of appointment


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                     Signature of Agent, /s/ EARL W. DENNISON, JR.

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                          4. EXECUTION BY ALL TRUSTEES

                     Dated this 12th day of November, 2002

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 TYPE OR PRINT NAMES OF SIGNING TRUSTEES               SIGNATURES
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 State Street Bank and Trust Company
of Connecticut, National Association,         By: /s/ EARL W. DENNISON, JR.
                Trustee                          -------------------------------
                                              Name: Earl W. Dennison, Jr.
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                                              Title: Vice President
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     Gregory B. Hultgren                      By: /s/ GREGORY B. HULTGREN
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   Administrative Trustee                        Title: Administrative Trustee

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      REFERENCE AN 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS REQUIRED.